Exhibit 99.36

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-F

KEY PERFORMANCE FACTORS
October 31, 1998



Expected B Maturity 9/15/2005


Blended Coupon 5.8507%


Excess Protection Level
3 Month Average   4.31%
October, 1998   5.78%
September, 1998   2.85%
August, 1998  N/A


Cash Yield18.97%


Investor Charge Offs 4.98%


Base Rate 8.21%


Over 35 Day Delinquency 5.16%


Seller's Interest 8.67%


Total Payment Rate14.28%


Total Principal Balance$39,561,435,127.71


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$3,431,640,609.22